ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

ANNUAL REPORT
MARCH 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

May 5, 1997

Dear Shareholder:

Since our last report in September 1996, the U.S. bond market has posted modest returns. After rallying at the end of 1996, the market reversed direction in early 1997 and gave up some of its earlier gains. Data indicating resurgent strength in the economy, particularly within the labor market, and renewed concerns about inflation, pushed the bond market lower during the first quarter. In response to continued strong growth, and what were perceived as potential inflationary imbalances, the Federal Reserve raised interest rates in March, further eroding bond market returns.

INVESTMENT RESULTS
Although the pace of price appreciation of securities in the emerging market and high yield bond sectors has slowed recently, we are pleased to report that Alliance World Dollar Government Fund II posted solid returns over the most recent reporting period. For the six months ended March 31, 1997, the Fund returned 6.91% on a net asset value (NAV) basis. This compares with a return of 8.50% for its benchmark, the J.P. Morgan Emerging Markets Bond Index. Your Fund's return trailed that of its benchmark for the most recent period due mainly to the sluggish performance of the securities of Peru, Venezuela and Russia. Debt securities of these countries, which had been performing strongly, were particularly hard hit by higher interest rates recently, and the Fund's overweight positions in these countries negatively impacted portfolio performance. For the twelve months ended March 31, 1997, the Fund achieved a total return of 31.15% on a net asset value basis, compared with 31.06% for its benchmark.

As is usually the case with funds that invest in emerging markets, your Fund's performance was strongly influenced by developments in the U.S. economy. Economic developments in the U.S., which directly impact the domestic high yield bond market, also substantially, though less directly, impact the emerging market debt sector. Most emerging market bonds are issued in U.S. dollars and trade in the U.S. relative to the U.S. yield curve, making them sensitive to U.S. interest rate levels. Therefore, we present you with a U.S. economic review and investment outlook in addition to an emerging markets investment outlook.

ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end growth. In all, growth in aggregate output, as measured by Gross Domestic Product (GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

The economy continued its strong performance in the first quarter of 1997, buoyed by continued growth in the labor market. The unemployment rate edged down to 5.2% and wages continued to climb, with hourly earnings up 4% annually through March. Retail sales continued their strong pace during the first quarter and consumer confidence remained elevated. The production side of the economy also showed considerable strength with first quarter industrial production up by 4.9% over levels from a year earlier and total hours worked up by 3.8% over the same time period. Overall, GDP growth jumped to 5.6% during the first three months of 1997--its fastest rate of increase in nearly 10 years.

Despite this strong growth, inflation remained well-behaved. After moving slightly higher late in 1996, consumer and producer price gains both retreated in early 1997 with consumer prices advancing through March at a 2.8% annual rate and producer prices up just 1.6% for the same period. Nonetheless, the Federal Reserve raised interest rates 0.25% at the end of March in a preemptive strike against what were seen as mounting inflationary pressures.

INVESTMENT OUTLOOK
U.S. economic growth has continued into its third consecutive quarter at a pace considered above the long-term, non-inflationary rate. While continued growth at the current pace may warrant additional rate increases, we expect the U.S. economy to gradually slow over the next several quarters to a more sustainable 2% to 2.5%


1



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

growth rate. We anticipate that this slowing will occur before any substantial inflationary pressures materialize. Given the potential for further rate increases in the near-term, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. In contrast to recent periods of rising rates, the relative lack of leverage in the U.S. financial system suggests that interest rates and volatility will be less substantial than in 1994.

Our outlook remains favorable for the U.S. high yield market. Currently, approximatley 9% of your Fund's portfolio is invested in U.S. high yield securities at market value. The growing economy should provide solid support for this market sector, and the higher coupons available on high yield securities should continue to attract investors and offset any price weakness the bond market may experience. We have no major sector themes driving our security selection. We will continue to review each security using a fundamental, bottom-up approach.

Overall, we remain positive on emerging market debt. Currently, approximately 86% of your Fund's portfolio is invested in emerging markets at market value. Higher U.S. interest rates may produce temporary weakness in emerging market debt prices; however, the fundamental economics remain sound for this fixed-income sector and should support additional gains in the upcoming year.

In Argentina, the economy is gaining momentum and we believe it is on track for at least 5% growth this year, after 4.4% growth in 1996. The strength of the economic expansion is producing a rapid increase in tax revenues, while fiscal expenditures remain largely unchanged from last year's levels. The recent decision by Standard & Poor's to raise many Argentine corporate debt ratings underscores the economic progress being made in this country.

Panama's external debt (including Brady bonds) was recently assigned a Ba1 rating by Moody's. This rating reflects the sound economic policies being pursued by the Panamanian government and should support significant price gains in the debt securities of that country in the upcoming year.

The Mexican economy continues to perform strongly, led by sharp increases in production and manufacturing. Growth is expected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing. The decision to prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout is another positive step in Mexico's efforts to restore their credibility in international capital markets.

In Russia, recent data indicate that the economy is beginning to grow. Inflation remains on a downward trend and reserves have increased considerably. The government has reinforced its commitment to pursuing a market-oriented economy with the naming of an aggressive, reform-minded cabinet, but the fiscal situation remains negative. The development of a realistic budget will be an essential step in putting the country's fiscal affairs in order.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2



PORTFOLIO OF INVESTMENTS
MARCH 31, 1997
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-78.2%
COLLATERALIZED BRADY BONDS(A)-40.3%
ARGENTINA-5.0%
Republic of Argentina Euro Par Bonds
  5.25%, 3/31/23(b)                            $ 79,500      $49,737,187

BRAZIL-3.7%
Republic of Brazil
  Series YL4 Par Bonds
  5.00%, 4/15/24(b)                              59,000       36,838,125

BULGARIA-4.4%
Republic of Bulgaria Discount Bonds FRN
  6.5625%, 7/28/24                               73,900       43,878,125

ECUADOR-4.3%
Republic of Ecuador
  Discount Bonds FRN
  6.4375%, 2/28/25                               17,500       11,353,125
  Par Bonds FRN
  3.50%, 2/28/25                                 75,000       30,937,500
Total Ecuadorian Securities                                   42,290,625

MEXICO-3.1%
United Mexican States
  Euro Par Bonds Series A
  6.25%, 12/31/19(c)                             25,400       17,938,750
  Euro Par Bonds Series B
  6.25%, 12/31/19(c)                             18,750       13,242,188
Total Mexican Securities                                      31,180,938

NIGERIA-4.1%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20(d)                             63,500       40,759,062

VENEZUELA-15.7%
Republic of Venezuela
  Par Bonds Series W-A
  6.75%, 3/31/20(e)                             139,200       97,918,500
  Par Bonds Series W-B
  6.75%, 3/31/20(e)                              82,000       57,681,875
Total Venezuelan Securities                                  155,600,375
Total Collateralized Brady Bonds
  (cost $382,523,591)                                        400,284,437

SOVEREIGN DEBT-RELATED-15.6%
Morgan Guaranty Trust Co.
  Indexed Note(i)
  Linked Russian US$
  Vneshekonombank Loan Assignment
  14.00%, 4/22/97
  (cost $175,097,206)                           175,097      154,295,658

OTHER SOVEREIGN DEBT OBLIGATIONS-10.1%
ARGENTINA-2.4%
Republic of Argentina Bocon Prevision FRN
  5.375%, 9/01/02(f)                             20,943       18,766,119
Republic of Argentina Global Bond
  11.375%, 1/30/17                                4,500        4,637,250
Total Argentinian Securities                                  23,403,369

PANAMA-3.4%
  Republic of Panama PDI
  6.5625%, 7/17/16(b)                            42,844       34,168,077


3



PORTFOLIO OF INVESTMENTS (CONT.)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
PERU-2.3%
  Republic of Peru PDI
  4.00%, 3/07/17(b)(g)                          $39,000      $22,425,000

RUSSIA-2.0%
Russia Principal Loans-WI
  FRN
  12/19/20(g)(h)                                 35,000       19,687,500
Total Other Sovereign Debt Obligations
  (cost $100,218,358)                                         99,683,946

NON-COLLATERALIZED BRADY BONDS-8.3%
BULGARIA-0.4%
  Republic of Bulgaria IAB FRN
  6.5625%, 7/28/11                                7,500        4,289,063

PANAMA-5.6%
  Republic of Panama IRB
  3.50%, 7/17/14(b)                              79,000       55,102,500

PERU-2.3%
  Republic of Peru FLIRB
  3.25%, 3/07/17(b)(g)                           45,000       23,287,500
Total Non-Collaterlized Brady Bonds
  (cost $66,903,200)                                          82,679,063

LOAN PARTICIPATIONS & ASSIGNMENTS-3.9%
ALGERIA-2.8%
Algeria Refinancing Trust
  FRN Loan Assignment Tranche A
  6.50%, 3/04/00                                 15,909       12,727,273
  7.25%, 3/04/00                                 19,091       15,272,727
Total Algerian Securities                                     28,000,000


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
MOROCCO-1.0%
Kingdom of Morocco
  Loan Participation FRN
  6.375%, 1/01/09                               $11,000      $ 9,487,500

RUSSIA-0.1%
Vneshekonombank Loan Participation(j)               959          750,292
Total Loan Participations & Assignments
  (cost $38,718,319)                                          38,237,792
Total Sovereign Debt Obligations
  (cost $763,460,678)                                        775,180,896

CORPORATE DEBT OBLIGATIONS-7.9%
Allbritton Communications
  9.75%, 11/30/07                                30,000       27,975,000
Grupo Mexicano de Desarollo
  8.25%, 2/17/01(g)                               7,000        4,655,000
Home Holdings, Inc.
  8.625%, 12/15/03(k)(l)                          3,370          438,100
Mc-Cuernavaca Trust
  9.25%, 1/25/10                                  8,686        7,557,174
Mexico City Toluca Toll Road
  11.00%, 5/19/02                                25,345       22,303,570
Riverwood International Corp.
  10.875%, 4/01/08                               18,300       15,189,000
Total Corporate Debt Obligations
  (cost $82,483,219)                                          78,117,844

NON CONVERTIBLE PREFERRED STOCKS-4.3%
Cablevision Systems Corp.,
  11.125%, Series M PIK(m)
  (cost $42,080,264)                            476,305       42,629,298


4



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                                 SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCK-0.0%
Pegasus Media & Communications, Inc.(l)          11,282      $   124,102
Transamerican Refining Corp. Warrants,
  expiring Feb '02(l)                               264              792
Total Common Stocks (cost $36,543)                               124,894


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
TIME DEPOSIT-4.6%
Bank of New York
  5.125%, 4/01/97
  (cost $46,244,000)                           $ 46,244     $ 46,244,000

TOTAL INVESTMENTS-95.0%
  (cost $934,304,704)                                        942,296,932
Other assets less liabilities-5.0%                            49,206,546

NET ASSETS-100%                                             $991,503,478


(a) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 1997.

(c)  Security trades with value recovery rights expiring June 30, 2003.

(d)  Security trades with oil warrants expiring November 15, 2020.

(e)  Security trades with oil warrants expiring April 15, 2020.

(f)  All interest is paid-in-kind.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, these securities amounted to $70,055,000 or 7.07% of net assets.

(h) An interest rate based on the six month Libor Rate plus 81.25 basis points will take effect upon issuance of bonds.

(i) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

(j)  Security is in default and is non-income producing.

(k)  Restricted and illiquid security, valued at fair value (see Notes A & E).

(l)  Non-income producing security.

(m)  PIK Preferred, quarterly stock payments.

     Glossary of Terms:
     FLIRB  Front loaded interest reduction bonds.
     FRN    Floating rate note. Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at March 31, 1997.
     IAB    Interest arrears bond.
     IRB    Interest reduction bond.
     PDI    Past due interest bond.
     PIK    Payment in kind.
     WI     When issued.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $934,304,704)       $  942,296,932
  Cash                                                                  32,365
  Receivable for investment securities sold                        103,120,000
  Interest receivable                                               19,486,046
  Deferred organization expenses and other assets                       60,227
  Total assets                                                   1,064,995,570

LIABILITIES
  Payable for investment securities purchased                       72,100,125
  Advisory fee payable                                                 858,261
  Administrative fee payable                                           128,739
  Accrued expenses and other liabilities                               404,967
  Total liabilities                                                 73,492,092

NET ASSETS                                                      $  991,503,478

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      719,803
  Additional paid-in capital                                       988,628,046
  Undistributed net investment income                                9,513,979
  Accumulated net realized loss on investments                     (15,350,578)
  Net unrealized appreciation of investments                         7,992,228
                                                                $  991,503,478

NET ASSET VALUE PER SHARE (based on 71,980,285 shares outstanding)      $13.77


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1997
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 99,253,670

EXPENSES
  Advisory fee                                        $9,723,927
  Administrative fee                                   1,458,591
  Custodian                                              622,155
  Transfer agency                                        406,283
  Audit and legal                                         98,627
  Registration                                            69,105
  Taxes                                                   61,050
  Printing                                                57,174
  Directors' fees                                         20,000
  Amortization of organization expenses                    5,997
  Miscellaneous                                           21,238
  Total expenses                                                     12,544,147
  Net investment income                                              86,709,523

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                      165,236,482
  Net change in unrealized appreciation of investments                2,749,361
  Net gain on investments                                           167,985,843

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $254,695,366


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                   MARCH 31,1997  MARCH 31,1996
                                                   -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 86,709,523   $ 88,898,479
  Net realized gain on investment transactions      165,236,482     72,802,329
  Net change in unrealized appreciation of
    investments                                       2,749,361    102,497,840
  Net increase in net assets from operations        254,695,366    264,198,648

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income              (86,709,523)   (88,898,479)
  Distributions in excess of net investment income  (37,324,856)    (4,011,313)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance
    of common stock                                          -0-    22,986,563
  Total increase                                    130,660,987    194,275,419

NET ASSETS
  Beginning of year                                 860,842,491    666,567,072
  End of year (including undistributed net
    investment income of $9,513,979 at
    March 31, 1997)                                $991,503,478   $860,842,491


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Because of the nature of the markets for Sovereign Debt Obligations, quotations from several sources will be obtained so the Fund's portfolio investments will not generally be priced by a single source. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and are being amortized on a straight-line basis through July, 1998.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassification resulted in a net increase to undistributed net investment income and a corresponding increase to accumulated net realized loss on investments. Net assets were not affected by the reclassification.


NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets. Under the terms of the Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator"), a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended March 31, 1997, the Fund reimbursed AFS $7,685, relating to shareholder servicing costs.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,997,134,907 and $2,180,970,224, respectively, for the year ended March 31, 1997. There were purchases of $382,699,285 and sales of $496,386,055 of U.S. government and government agency obligations for the year ended March 31, 1997.

At March 31, 1997, the cost of investments for federal income tax purposes was $935,143,202. Accordingly, gross unrealized appreciation of investments was $40,449,032 and gross unrealized depreciation of investments was $33,295,302, resulting in net unrealized appreciation of $7,153,730. At March 31, 1997, the Fund had a capital loss carryforward of $14,512,080 which expires in 2004.

INTEREST RATESWAP AGREEMENTS
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts.

At March 31, 1997, the Fund did not have any swap contracts outstanding.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value common stock authorized.
Of the 71,980,285 shares outstanding at March 31, 1997, the Adviser owned 7,200 shares. During the year ended March 31, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan. During the year ended March 31, 1996, the Fund issued 2,048,683 shares in connection with the Fund's dividend reinvestment plan.


NOTE E: RESTRICTED SECURITY

SECURITY                   DATE ACQUIRED     U.S. $ COST
--------                   -------------     -----------
Home Holdings
8.625%, 12/15/03              7/17/96        $1,850,871
                              8/13/96        $  210,295


The security shown above is restricted and illiquid and has been valued at fair value in accordance with procedures described in Note A. The value of this security at March 31, 1997 was $438,100, representing .04% of net assets.


10



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks, which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


11



FINANCIAL HIGHLIGHTS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED MARCH 31,         JULY 28,1993(A)
                                            -------------------------------------     TO
                                                1997         1996         1995     MARCH 31,1994
                                            -----------  -----------  -----------  --------------
Net asset value, beginning of period          $11.96       $ 9.53       $12.31       $13.93(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.21         1.25(c)      1.19(c)       .77
Net realized and unrealized gain (loss)
  on investments                                2.32         2.49        (2.32)       (1.28)
Net increase (decrease) in net asset
  value from operations                         3.53         3.74        (1.13)        (.51)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.21)       (1.25)       (1.19)        (.77)
Distributions in excess of net
  investment income                             (.51)        (.06)        (.23)        (.10)
Distributions from net realized gain
  on investments                                  -0-          -0-        (.23)        (.24)
Total dividends and distributions              (1.72)       (1.31)       (1.65)       (1.11)
Net asset value, end of period                $13.77       $11.96       $ 9.53       $12.31
Market value, end of period                   $13.375      $12.375      $10.375      $13.375

TOTAL RETURN
Total investment return based on: (d)
  Market value                                 23.11%       33.51%      (10.08)%      (4.05)%
  Net asset value                              31.15%       40.48%      (10.26)%      (5.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $991,503     $860,842     $666,567     $827,943
Ratio of expenses to average net assets         1.29%        1.30%        1.28%        1.26%(e)
Ratio of net investment income to
  average net assets                            8.92%       10.99%       10.31%        7.62%(e)
Portfolio turnover rate                          257%         395%         274%         192%


(a)  Commencement of operations.

(b)  Net of offering costs of $.02.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


12



REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II,INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
New York, New York
May 1, 1997


13



ADDITIONAL INFORMATION
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


14



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund II was held on January 23, 1997. The description of each proposal and number of shares voted at the meeting are as follows:


                                                     SHARES      SHARES VOTED
                                                   VOTED FOR  WITHOUT AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors:  Class One Directors
                        (term expires in 1998)
                        Donald J. Robinson         62,535,937       699,886

                        Class Three Directors
                        (term expires in 2000)
                        Ruth Block                 62,535,973       699,850
                        John D. Carifa             62,536,769       699,054
                        Robert C. White            62,532,510       703,313


                                                               SHARES    SHARES
                                                    SHARES     VOTED     VOTED
                                                  VOTED FOR   AGAINST   ABSTAIN
-------------------------------------------------------------------------------
2.  To ratify the selection of Ernst & Young
LLP as the Fund's independent auditors for
the Fund's fiscal year ending March 31, 1997:    62,381,596   290,852   563,374


15



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
WAYNE C. TAPPE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY10286

DIVIDENDPAYINGAGENT,
TRANSFERAGENTANDREGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA02110-1520

INDEPENDENTAUDITORS
ERNST &YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
Summary of General Information

THE FUND
Alliance World Dollar Government Fund II is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt & U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspaper each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds." Additional information about the Fund is available by calling 1-800-247-4154.

DIVIDEND REINVESTMENT PLAN
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash. For a copy of the Plan Brochure, please call State Street Bank and Trust Company at 1-800-219-4218.



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGIIAR